UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): November 20, 2009


                               CAMELOT CORPORATION
               (Exact name of registrant as specified in charter)

         Colorado                      0-8299                    84-0691531
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                        730 W. Randolph Street, Suite 600
                                Chicago, IL 60661
                    (Address of principal executive offices)

                  18170 Hillcrest, Suite 100, Dallas, TX 75252
                 (Former Address of principal executive offices)

                                  312-454-0015
                           (Issuer's Telephone Number)


                                   Copies to:
                             Kristen A. Baracy, Esq.
                             Synergy Law Group, LLC
                       730 West Randolph Street, Suite 600
                                Chicago, IL 60661
                     Phone: 312-454-0015 - Fax: 312-454-0261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               CAMELOT CORPORATION

                           Current Report on Form 8-K

                                November 23, 2009

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 20, 2009, Jeffrey Rochlin (the "Purchaser"), entered into a Stock Purchase Agreement (the "Purchase") with Danny Wettreich (the "Seller") pursuant to which the Seller sold 42,753,819 shares of Common Stock of Camelot Corporation, a Colorado corporation (the "Company"), representing approximately 86.83% of the total issued and outstanding shares of Common Stock of the Company, for a total purchase price of $8,000.

Upon the closing of the Purchase, the Purchaser acquired 42,753,819 shares of Common Stock, or approximately 87.33% of the issued and outstanding Common Stock and attained voting control of the Company.

We are presently authorized to issue 100,000,000 shares of common stock. As of November 23, 2009, there are 49,236,106 shares of Common Stock issued and outstanding.

The following table sets forth certain information as of November 23, 2009 with respect to the beneficial ownership of the Company's outstanding common stock. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                Common Stock            Percentage of Common
Name of Beneficial Owner     Beneficially Owned     Stock Beneficially Owned (1)
------------------------     ------------------     ----------------------------

Jeffrey Rochlin                  42,753,819                     86.83%

----------
1. Percentage ownership is based on an assumption of 49,236,106 shares of common stock outstanding as of November 23, 2009. There are no outstanding options, warrants or other securities convertible into our Common Stock.

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
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective November 20, 2009, Danny Wettreich resigned as President, Chief Executive Officer, Chairman and Treasurer of the Company and elected Mr. Jeffrey Rochlin as President, Chief Executive Officer, Chairman and Treasurer of the Company.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company or any owner of record or beneficially of more than 5% of any class of voting securities of the Company or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the directors or executive officers.

JEFFREY ROCHLIN

Mr. Rochlin, 40, is a resident of Washington Township, NJ, and a graduate of University of Hartford, where he earned a degree in accounting. His professional experience has been primarily in the finance sector, where he has worked as a finance manager in operations, and senior accountant for a major pharmaceutical company. Currently, he works for a biotechnology company in its budgeting and financial reporting sector.

ITEM 8.01 OTHER EVENTS

Concurrent with the Purchase disclosed in Item 1.01 above, the Company changed the location of its principal executive offices from 18170 Hillcrest, Suite 100, Dallas, TX 75252 to 730 W. Randolph Street, Suite 600, Chicago, IL 60661 and its telephone number from 972-612-1400 to 312-454-0015.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAMELOT CORPORATION


November 23, 2009                          By  /s/ Jeffrey Rochlin
                                               ---------------------------------
                                           Name:  Jeffrey Rochlin
                                           Title: President


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